UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

ACTINIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52446	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 7th Floor New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 677-3870

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officer and Director

On May 12, 2017, Kaushik J. Dave, Chief Executive Officer (principal executive officer & principal financial and accounting officer) and Director of Actinium Pharmaceuticals, Inc. (the “Company”), resigned from the Company. There was no disagreement on any matters relating to the Company’s operations, policies or practices. The Company also entered into an agreement (the “Agreement”) with Dr. Dave. Pursuant to the terms of the Agreement, the Company agreed to pay Dr. Dave severance of $410,000 in accordance with his employment contract. If Dr. Dave elects COBRA continuation coverage under the Company’s group health plan, he shall only be required to pay active employee rates, as in effect from time to time, for twelve months. At the conclusion of this period, shall be eligible to continue his coverage, pursuant to COBRA, and shall be responsible for the entire COBRA premium for the remainder of the applicable COBRA continuation period. The Agreement also contains customary confidentiality, release, and non-disparagement provisions. A copy of the Agreement will be included as an exhibit to the Company’s Form 10-Q for the quarter ending June 30, 2017.

On May 12, 2017, Dragan Cicic, the Company’s Chief Technology Officer, resigned from the Company. There was no disagreement on any matters relating to the Company’s operations, policies or practices. The Company also entered into an agreement (the “Cicic Agreement”) with Dr. Cicic. Pursuant to the terms of the Cicic Agreement, the Company agreed to pay Dr. Cicic severance of $283,000 in accordance with his employment contract. If Dr. Cicic elects COBRA continuation coverage under the Company’s group health plan, he shall only be required to pay active employee rates, as in effect from time to time, for six months. At the conclusion of this period, he shall be eligible to continue his coverage, pursuant to COBRA, and shall be responsible for the entire COBRA premium for the remainder of the applicable COBRA continuation period. The Cicic Agreement contains customary confidentiality, release, and non-disparagement provisions. A copy of the Cicic Agreement will be included as an exhibit to the Company’s Form 10-Q for the quarter ending June 30, 2017. The Company also intends to enter into a three month consulting agreement with Dr. Cicic.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2017	ACTINIUM PHARMACEUTICALS, INC.

	By:	/s/ Sandesh Seth
Name: Sandesh Seth Title: Executive Chairman

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